SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K
           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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                       August 13, 2001 (July 31, 2001)
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              Date of Report (Date of earliest event reported)


                            Opus360 Corporation
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           (Exact Name of Registrant as Specified in its Charter)


       Delaware                   000-29793                13-4023714
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  (State or Other          (Commission File No.)     (I.R.S. Employer
  Jurisdiction of                                     Identification
  Incorporation)                                      No.)


      39 West 13th Street
         New York, NY                               10011
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   (Address of Principal                          (Zip Code)
   Executive Offices)


                               (212) 687-6787
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            (Registrant's telephone number, including area code)



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       (Former Name or Former Address, if Changed Since Last Report)




         Except as expressly indicated or unless the context otherwise requires, "Opus360", "we", "our", or "us" means Opus360 Corporation, a Delaware corporation, and its subsidiaries.

         Reference is made to that certain Share Exchange Agreement (the "Share Exchange Agreement") by and between us and Proha Plc, a Finnish corporation, dated as of April 11, 2001, as amended by the First Amendment (the "First Amendment") dated as of July 10, 2001.

Item 1.  Changes in Control of the Registrant

         On July 31, 2001, we issued a press release announcing that the first closing contemplated under the previously announced Share Exchange Agreement, as amended by the First Amendment, was consummated on July 31, 2001. Proha's Artemis subsidiaries and Opus360 have combined operations and will operate as Artemis International Solutions.

         The transaction contemplated under the Share Exchange Agreement, as amended by the First Amendment, is to be completed through a two-step process. The first step, the operational combination, was accomplished on July 31, 2001. The combined operation will be led by the senior management team of Artemis. Also as of July 31, 2001, the eight member Opus360 board of directors was realigned to consist of five members appointed by Proha and three of the existing Opus360 directors.

         At the first closing, approximately 74 million shares of Opus360 common stock (representing approximately 60 percent of the post-transaction outstanding common stock of Opus360) were issued to Proha in return for the Artemis stock. The second closing will take place as soon as possible, but is expected to occur before year-end. At the second closing, the transaction will be completed with the delivery by Opus360 of approximately 126 million additional shares of Opus360 common stock as a final purchase price installment for the Artemis stock and in return for the delivery by Proha of 19.9 percent of the outstanding shares of two Proha subsidiaries. Upon completion of the second closing, and as previously announced, Proha will own approximately 80 percent of the post-transaction outstanding common stock of Opus360.

         Prior to the first closing, the approval of the Proha shareholders was received. The closing conditions of the Share Exchange Agreement, as amended by the First Amendment, for the second closing include, among other things, obtaining the approval of the Opus360 shareholders for amendments to the Opus360 Certificate of Incorporation to increase the number of authorized shares and to change the corporate name of Opus360.

         In the event that the second closing does not occur, we are required to return to Proha approximately 63 percent of the Artemis stock, and Proha is required to deliver to us approximately 7.4 percent of the outstanding shares of two Proha subsidiaries. In any event, Proha will retain the approximately 74 million shares of Opus360 common stock (representing approximately 60 percent of the post-transaction outstanding common stock of Opus360) received at the first closing. As a result of owning approximately 60 percent of the post-transaction outstanding common stock, Proha has sufficient voting power to grant the stockholder approval required for the second closing. Pursuant to a Voting Agreement entered into at the first closing, Proha is contractually committed to (i) vote the shares of common stock owned by Proha for the purpose of effecting the stockholder approval, (ii) vote against any alternative transaction and certain extraordinary transactions involving a reorganization of Opus360 or a sale of all or substantially all of the assets of Opus360 and (iii) vote against any action that would materially adversely affect the transactions contemplated by the Share Exchange Agreement.

         A copy of the press release is included herein as Exhibit 99.1. A copy of the Share Exchange Agreement was included as Exhibit 2.1 on the Current Report on Form 8-K filed by us on April 12, 2001. A copy of the First Amendment was included as Exhibit 2.1 on the Current Report on Form 8-K filed by us on July 12, 2001. A copy of the Voting Agreement was included as Exhibit 10.2 on the Schedule 13D filed by Ari Horowitz on August 9, 2001.

         The First Amendment, the Share Exchange Agreement, as amended by the First Amendment, the Voting Agreement and the press release regarding the item described above are incorporated herein by reference and the foregoing descriptions of such documents and transactions contemplated therein are qualified in their entirety by reference to such exhibits. The press release should be read in conjunction with the Note Regarding Forward Looking Statements which is included in the text of the press release.

Item 2.  Acquisition or Disposition of Assets

         On July 31, 2001, we issued a press release announcing that the first closing contemplated under the previously announced Share Exchange Agreement, as amended by the First Amendment, was consummated on July 31, 2001. Proha's Artemis subsidiaries and Opus360 have combined operations and will operate as Artemis International Solutions.

         The transaction contemplated under the Share Exchange Agreement, as amended by the First Amendment, is to be completed through a two-step process. The first step, the operational combination, was accomplished on July 31, 2001. The combined operation will be led by the senior management team of Artemis. Also as of July 31, 2001, the eight member Opus360 board of directors was realigned to consist of five members appointed by Proha and three of the existing Opus360 directors.

         At the first closing, approximately 74 million shares of Opus360 common stock (representing approximately 60 percent of the post-transaction outstanding common stock of Opus360) were issued to Proha in return for the Artemis stock. The second closing will take place as soon as possible, but is expected to occur before year-end. At the second closing, the transaction will be completed with the delivery by Opus360 of approximately 126 million additional shares of Opus360 common stock as a final purchase price installment for the Artemis stock and in return for the delivery by Proha of 19.9 percent of the outstanding shares of two Proha subsidiaries. Upon completion of the second closing, and as previously announced, Proha will own approximately 80 percent of the post-transaction outstanding common stock of Opus360.

         Prior to the first closing, the approval of the Proha shareholders was received. The closing conditions of the Share Exchange Agreement, as amended by the First Amendment, for the second closing include, among other things, obtaining the approval of the Opus360 shareholders for amendments to the Opus360 Certificate of Incorporation to increase the number of authorized shares and to change the corporate name of Opus360.

         In the event that the second closing does not occur, we are required to return to Proha approximately 63 percent of the Artemis stock, and Proha is required to deliver to us approximately 7.4 percent of the outstanding shares of two Proha subsidiaries. In any event, Proha will retain the approximately 74 million shares of Opus360 common stock (representing approximately 60 percent of the post-transaction outstanding common stock of Opus360) received at the first closing. As a result of owning approximately 60 percent of the post-transaction outstanding common stock, Proha has sufficient voting power to grant the stockholder approval required for the second closing. Pursuant to a Voting Agreement entered into at the first closing, Proha is contractually committed to (i) vote the shares of common stock owned by Proha for the purpose of effecting the stockholder approval, (ii) vote against any alternative transaction and certain extraordinary transactions involving a reorganization of Opus360 or a sale of all or substantially all of the assets of Opus360 and (iii) vote against any action that would materially adversely affect the transactions contemplated by the Share Exchange Agreement.

         A copy of the press release is included herein as Exhibit 99.1. A copy of the Share Exchange Agreement was included as Exhibit 2.1 on the Current Report on Form 8-K filed by us on April 12, 2001. A copy of the First Amendment was included as Exhibit 2.1 on the Current Report on Form 8-K filed by us on July 12, 2001. A copy of the Voting Agreement was included as Exhibit 10.2 on the Schedule 13D filed by Ari Horowitz on August 9, 2001.

         The First Amendment, the Share Exchange Agreement, as amended by the First Amendment, the Voting Agreement and the press release regarding the item described above are incorporated herein by reference and the foregoing descriptions of such documents and transactions contemplated therein are qualified in their entirety by reference to such exhibits. The press release should be read in conjunction with the Note Regarding Forward Looking Statements which is included in the text of the press release.

Item 5.  Other Events

         On July 31, 2001, as part of the transactions consummated under the Share Exchange Agreement, we entered into a Registration Rights Agreement with Proha, which was filed by Proha as Exhibit 10.2 to Amendment No. 1 to Schedule 13D on August 1, 2001 (SEC file number 005-58881) and is incorporated herein by reference. Pursuant to the Registration Rights Agreement, we granted Proha certain registration rights, including the right to require us to register for offer or sale, under the Securities Act of 1933, shares of our common stock acquired by Proha under the Share Exchange Agreement or other of our securities subsequently acquired by Proha (collectively, the "Registrable Securities"). Additionally, Proha may request that we effect a shelf registration, if eligible, of the Registrable Securities then outstanding. Proha also has the right, subject to certain limitations, to request that we include the Registrable Securities in a registration undertaken by us on our behalf or on behalf of any of our other stockholders. We have agreed to pay all the registration expenses incurred in connection with the exercise of registration rights by Proha. All requests for registration are subject to customary terms and conditions.

         Our by-laws were recently amended. A copy of our by-laws as amended is included herein as Exhibit 3.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements of Business Acquired

         The financial information required by this Item 7(a) will be filed by an amendment to this Form 8-K not later than 60 days after August 15, 2001, the date that this report was required to be filed.

         (b)  Pro Forma Financial Statements

         The financial information required by this Item 7(b) will be filed by an amendment to this Form 8-K not later than 60 days after August 15, 2001, the date that this report was required to be filed.

         (c)  Exhibits

         Exhibit 2.1 Share Exchange Agreement, dated April 11, 2001, by and among Opus360 Corporation and Proha Plc.(1)

         Exhibit 2.2 First Amendment to the Share Exchange Agreement, dated July 10, 2001, by and among Opus360 Corporation and Proha Plc.(2)

         Exhibit 3.1        Amended By-laws.

         Exhibit 10.1 Registration Rights Agreement, dated July 31, 2001, by and between Proha Plc and Opus360 Corporation.(3)

         Exhibit 10.2       Voting Agreement, dated July 31, 2001,
                            by and among Ari Horowitz and Proha Plc.(4)

         Exhibit 99.1 Press Release dated July 31, 2001: Artemis and Opus360 Complete First Phase of Combination.

(1) Incorporated by reference to Opus360's Current Report on Form 8-K filed on April 12, 2001.

(2) Incorporated by reference to Opus360's Current Report on Form 8-K filed on July 12, 2001.

(3) Incorporated by reference to Proha's Amendment No. 1 to Schedule 13D filed on August 1, 2001.

(4) Incorporated by reference to the Schedule 13D filed by Ari Horowitz on August 9, 2001.

                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  OPUS360 CORPORATION

                                                  By: /s/ Jeanne M. Murphy
                                                  Jeanne M. Murphy
                                                  Executive Vice President
                                                  and General Counsel

Date:  August 13, 2001



                               EXHIBIT INDEX


 Exhibit No.       Description

    2.1 Share Exchange Agreement, dated April 11, 2001, by and among Opus360 Corporation and Proha Plc.(1)

    2.2 First Amendment to the Share Exchange Agreement, dated July 10, 2001, by and among Opus360
                   Corporation and Proha Plc.(2)

    3.1            Amended By-laws.

    10.1           Registration Rights Agreement, dated July 31,
                   2001, by and between Proha Plc and Opus360
                   Corporation.(3)

    10.2           Voting Agreement, dated July 31,
                   2001, by and among Ari Horowitz and Proha Plc.(4)

    99.1 Press Release dated July 31, 2001: Artemis and Opus360 Complete First Phase of Combination.

(1) Incorporated by reference to Opus360's Current Report on Form 8-K filed on April 12, 2001.

(2) Incorporated by reference to Opus360's Current Report on Form 8-K filed on July 12, 2001.

(3) Incorporated by reference to Proha's Amendment No. 1 to Schedule 13D filed on August 1, 2001.

(4) Incorporated by reference to the Schedule 13D filed by Ari Horowitz on August 9, 2001.